UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 17, 2007

OSI RESTAURANT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-15935	59-3061413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (813) 282-1225

 Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 17, 2007, OSI Restaurant Partners, Inc. issued a press release reporting its financial results for the quarter ended March 31, 2007. A copy of the release is attached as Exhibit 99.1.

The information furnished herein, including Exhibit 99.1, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Item 8.01	Other Events

On November 5, 2006, OSI Restaurant Partners, Inc. (“OSI,” “we,” “us” and “our” and the “Company”), Kangaroo Holdings, Inc. (“Parent”), and Kangaroo Acquisition, Inc. (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into OSI and OSI will become a direct or indirect wholly owned subsidiary of Parent (the “Merger”). Parent is controlled by an investor group comprised of investment funds affiliated with Bain Capital Partners, LLC and Catterton Management Company, LLC, which are private equity firms. Our founders and certain members of our management are expected to exchange shares of our common stock for shares of Parent in connection with the Merger. We are providing the information contained in this Item 8.01 because Parent is providing this information to potential lenders (the “Offering Lenders”) in a $700 million offering of senior notes.

The Company’s EBITDA and EBITDA before certain non-cash and other expenses for the periods reflected below are measures being provided to the Offering Lenders because we believe they provide the Offering Lenders with additional information to measure our performance and evaluate our ability to service our debt. EBITDA and EBITDA before certain non-cash and other expenses are not presentations made in accordance with GAAP, and our computations of EBITDA and EBITDA before certain non-cash and other expenses may vary from others in our industry. EBITDA and EBITDA before certain non-cash and other expenses should not be considered to be alternatives to operating income or net income, as measures of operating performance or cash flow or as measures of liquidity. EBITDA and EBITDA before certain non-cash and other expenses have important limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under GAAP. For example, EBITDA and EBITDA before certain non-cash and other expenses:

•  do not reflect our cash expenditures, or future requirements, for capital expenditures or contractual commitments;
•  do not reflect changes in, or cash requirements for, our working capital needs;
•  do not reflect our interest expense, or the cash requirements necessary to service interest or principal payments, on our debt;
•  exclude income tax payments that represent a reduction in cash available to us; and
•  do not reflect any cash requirements for assets being depreciated and amortized that may have to be replaced in the future.

EBITDA and EBITDA before certain non-cash and other expenses are calculated by adjusting net income (loss) for the items summarized in the table below.

($ in thousands)
EBITDA and EBITDA before certain non-cash and other expenses
	Quarter Ended March 31,
	2007	2006
Net income	$27,610	$32,231
Provision for income taxes	13,898	16,724
Interest expense, net	2,503	1,814
Depreciation and amortization	41,004	35,505
EBITDA	$85,015	$86,274
Minority interest (a)	1,499	3,628
Impairments, closings, and disposals (b)	7,848	2,816
Stock compensation expenses and other (c)	7,141	14,884
Transaction costs (d)	6,138	-
Accounting remediation and restatement expenses (e)	1,959	-
Non-cash rent expense (f)	2,614	2,464
EBITDA before certain non-cash and other expenses	$112,214	$110,066
__________________
(a) Represents the add-back of the minority interest in the earnings of non-wholly-owned consolidated entities.
(b) Represents the elimination of the provision for impaired assets and restaurant closings, net gains or losses on the sale of fixed assets and net gains or losses on the sale of property or on lease terminations.
(c) Represents the elimination of expense for employee service rendered in prior periods as recognized in connection with adopting the PEP and expense associated with the vesting of restricted stock and options provided to senior management and restaurant general managers.
(d) Reflects the elimination of non-recurring legal and advisory costs incurred in connection with the Merger.
(e) Reflects costs associated with the Company’s restatement of its 2005 financial statements and remediation of control deficiencies.
(f) Represents the difference between straight-line rent expense and cash rent expense.

Employee travel, training, legal and other costs incurred prior to the opening of new restaurants during the three months ended March 31, 2007 and 2006 were approximately $4,145,000 and $4,843,000, respectively. Cash rent expense for the three months ended March 31, 2007 and 2006 was approximately $27,174,000 and $24,159,000, respectively.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains not only historical information, but also forward-looking statements. Forward-looking statements represent OSI’s expectations or beliefs concerning future events, including any statement regarding the expected completion and timing of the Merger and other information relating to the Merger. Without limiting the foregoing, the words “believe,” “anticipate,” “plan,” “expect,” “should,” “estimate” and similar expressions are intended to identify forward-looking statements. You should read statements that contain these words carefully. They discuss our future expectations or state other forward-looking information and may involve known and unknown risks over which we have no control. Those risks include, without limitation:

•
the satisfaction of the conditions to consummation of the Merger, including the adoption of the Merger Agreement by our stockholders (without taking into account the vote of shares held by our founders and certain members of our management);

•	the actual terms of the financing that will be obtained for the Merger;

•
the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require us to pay a termination fee of up to $45,000,000 to Parent or its designee;

•	the amount of the costs, fees, expenses and charges related to the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees;

•	the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock;

•	the potential adverse effect on our business, properties and operations because of certain covenants we agreed to in the Merger Agreement;

•	the outcome of the legal proceedings instituted against us and others in connection with the Merger;

•	risks related to diverting management’s attention from our ongoing business operations;

•	the restaurant industry is a highly competitive industry with many well-established competitors;

•
our results can be impacted by changes in consumer tastes and the level of consumer acceptance of our restaurant concepts (including consumer tolerance of price increases); local, regional, national and international economic conditions; the seasonality of our business; demographic trends; traffic patterns; change in consumer dietary habits; employee availability; the cost of advertising and media; government actions and policies; inflation; and increases in various costs, including construction and real estate costs;

•	our results can be affected by consumer perception of food safety;

•
our ability to expand is dependent upon various factors such as the availability of attractive sites for new restaurants; ability to obtain appropriate real estate sites at acceptable prices; ability to obtain all required governmental permits including zoning approvals and liquor licenses on a timely basis; impact of government moratoriums or approval processes, which could result in significant delays; ability to obtain all necessary contractors and subcontractors; union activities such as picketing and hand billing that could delay construction; the ability to generate or borrow funds; the ability to negotiate suitable lease terms; and the ability to recruit and train skilled management and restaurant employees;

•
price and availability of commodities, including but not limited to such items as beef, chicken, shrimp, pork, seafood, dairy, potatoes, onions and energy supplies, are subject to fluctuation and could increase or decrease more than we expect;

•	weather and natural disasters could result in construction delays and also adversely affect the results of one or more restaurants for an indeterminate amount of time; and

•	other risks detailed in our filings with the Securities and Exchange Commission, including “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2006.

We believe that the assumptions on which our forward-looking statements are based are reasonable. However, we cannot assure you that the actual results or developments we anticipate will be realized or, if realized, that they will have the expected effects on our business or operations. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Current Report on Form 8-K and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Forward-looking statements speak only as of the date of this Current Report on Form 8-K or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, we do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.

99.1	OSI Restaurant Partners, Inc. earnings release dated April 17, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI RESTAURANT PARTNERS, INC.
(Registrant)

Date: April 17, 2007	By:	/s/ Dirk A. Montgomery
Dirk A. Montgomery
Chief Financial Officer